UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 26, 2008

FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (515) 225-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On August 26, 2008, FBL Financial Group, Inc. issued a news release announcing its participation in the upcoming Keefe, Bruyette & Woods 2008 Insurance Conference. In addition, FBL will be meeting with investors in late August and early September. Comments made at the conference and in the investor meetings will include mention of FBL’s earnings guidance. FBL expects 2008 operating income to be within a range of $2.70 to $2.85 per common share. The news release is furnished as Exhibit 99.1 and the presentation materials are furnished as Exhibit 99.2. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as expressly set forth by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBL Financial Group, Inc.
(Registrant)

Date August 26, 2008

/s/ James P. Brannen
James P. Brannen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News release of the registrant dated August 26, 2008
Exhibit 99.2	Second quarter 2008 investor presentation materials of the registrant